UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 8, 2016 (September 8, 2016)

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-37665	61-1770902
DELAWARE	001-07541	13-1938568
(State of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

8501 Williams Road
Estero, Florida 33928
8501 Williams Road
Estero, Florida 33928

(Address of principal executive
offices, including zip code)

(239) 301-7000

(239) 301-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

Each of Hertz Global Holdings, Inc. (“Hertz Global”) and The Hertz Corporation (“Hertz”) is filing as Exhibits 99.1 and 99.2 hereto separate press releases issued on September 8, 2016 by Hertz Global, announcing, respectively, (1) the proposed private offering by Hertz, a wholly-owned subsidiary of Hertz Global, of $500 million in aggregate principal amount of senior notes and (2) the pricing of the private offering of $800 million in aggregate principal amount of 5.50% Senior Notes due 2024. The contents of such press releases are incorporated by reference in this Item 8.01.

On September 6, 2016, Hertz provided notice (the “Notice of Conditional Partial Redemption”) to Wells Fargo Bank, National Association, as trustee (the “Trustee”), of its intent to redeem $800 million in aggregate principal amount of its outstanding 6.75% Senior Notes due 2019 (the “2019 Notes”), pursuant to the Indenture, dated as of February 8, 2011, as supplemented (the “Indenture”), among Hertz, the guarantors from time to time party thereto, and the Trustee. The redemption of the 2019 Notes is subject to the satisfaction of specified conditions precedent set forth in the Notice of Conditional Partial Redemption. The Notice of Conditional Partial Redemption was sent by the Trustee to the registered holders of the 2019 Notes in accordance with the requirements of the Indenture on September 8, 2016.

The anticipated redemption date is October 8, 2016 or, if the conditions precedent are not satisfied on or prior to October 8, 2016, such later date (but not later than November 7, 2016) as such conditions precedent are so satisfied (such date of such redemption, the “Redemption Date”). The redemption price will be equal to 101.688% of the principal amount of the 2019 Notes, plus accrued but unpaid interest thereon to the Redemption Date.

The above description of the Notice of Conditional Partial Redemption is not complete and is qualified in its entirety by reference to Exhibit 99.3.

This report does not constitute a notice of redemption under the Indenture, dated as of February 8, 2011, as supplemented, among Hertz, the guarantors from time to time party thereto, and the Trustee nor an offer to tender for, or purchase, any 2019 Notes or any other security. There can be no assurances that the conditions precedent to the redemption will be satisfied or that the redemption will occur.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following Exhibits are filed herewith as part of this report:

Exhibit 99.1	Press Release of Hertz Global announcing proposed private offering by Hertz of senior notes, dated September 8, 2016.

Exhibit 99.2	Press Release of Hertz Global announcing pricing of private offering by Hertz of 5.50% Senior Notes due 2024, dated September 8, 2016.

Exhibit 99.3	Notice of Conditional Partial Redemption, dated September 8, 2016, for $800 million in aggregate principal amount of Hertz’s 6.75% Senior Notes due 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC.
THE HERTZ CORPORATION
(each, a Registrant)

	By:	/s/ Thomas C. Kennedy
	Name:	Thomas C. Kennedy
	Title:	Senior Executive Vice President and Chief Financial Officer

Date: September 8, 2016